UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  July 28, 2008



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2008, Landauer, Inc. issued a News Release announcing its earnings for the third fiscal quarter ended June 30, 2008. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      (b) On July 28, 2008, Gregory A. Ozga gave notice of his decision to resign as Vice President and Chief Information Officer of Landauer, Inc. Mr. Ozga is currently engaged in discussions with Landauer, Inc. to determine the effective date of his resignation and related compensatory arrangements.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            99.1  News Release, dated July 29, 2008












































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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LANDAUER, INC.


Dated:  July 31, 2008               /s/ Jonathon M. Singer
                                    ------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Finance, Secretary, Treasurer,
                                    and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


















































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


                               EXHIBIT INDEX



EXHIBIT
NO.         DESCRIPTION
--------    -----------

 99.1       News Release, dated July 29, 2008





























































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